[WFS FINANCIAL COMPANY LOGO]

                                                                    EXHIBIT 21.2



                        WFS FINANCIAL 2001-A OWNER TRUST
                           Distribution Date Statement
                for Master Service Report Date of March 31, 2001
                    for Distribution Date of April 20, 2001



===================================================================================================================================
      COLLECTIONS                                                                                                   DOLLARS

      Payments received                                                                                              72,875.504.41
                Plus:
                      Servicer Advances                                                            813,438.79
                      Reimbursement of holds                                                       168,885.41
                                                                                          --------------------
                                                                                                                        982,324.20

                Less:
                      Reimbursement Advances                                                      (263,481.81)
                      Funds deposited in Holds Account                                            (729,632.66)
                                                                                          --------------------
                                                                                                                       (993,114.47)
                                                                                                                 ------------------

      Total Funds Available for Distribution                                                                         72,864,714.14
                                                                                                                 ==================



      DISTRIBUTIONS


            Servicing Fee                                                                        2,053,606.00
            Trustee and Other Fees                                                                 404,666.67
            Other Miscellaneous Payments                                                           235,377.08
                                                                                          --------------------

      Total Fee Distribution                                                                                          2,693,649.75

            Note Interest Distribution Amount - Class A-1                 2,136,843.58
            Note Interest Distribution Amount - Class A-2                 3,774,720.00
            Note Interest Distribution Amount - Class A-3                 3,994,326.88
            Note Interest Distribution Amount - Class A-4                 3,076,831.77
                                                                    -------------------

      Total Class A Interest Distribution                                                       11,982,722.23

            Note Principal Distribution Amount - Class A-1              57,698,840.11
            Note Principal Distribution Amount - Class A-2                       0.00
            Note Principal Distribution Amount - Class A-3                       0.00
            Note Principal Distribution Amount - Class A-4                       0.00
                                                                    -------------------

      Total Class A Principal Distribution                                                      57,698,840.11
                                                                                          --------------------

      Total Class A Principal and Interest Distribution                                                              69,681,562.34

            Spread Account Deposit                                                                                      489,502.05
                                                                                                                 ------------------



      Total Distributions                                                                                            72,864,714.14
                                                                                                                 ==================

=================================================================================================================================


                        WFS FINANCIAL 2001-A OWNER TRUST
                           Distribution Date Statement
                for Master Service Report Date of March 31, 2001
                    for Distribution Date of April 20, 2001


===================================================================================================================================
      PORTFOLIO DATA:
                                                                   # of loans
            Beginning Security Balance                                         74,470                            1,000,000,000.00

                Less: Scheduled Principal Balance                                   0         (31,132,428.23)
                      Full Prepayments                                         (2,473)        (24,687,377.80)
                      Partial Prepayments                                           0                   0.00
                      Liquidations                                               (153)         (1,879,034.08)
                                                                                          -------------------
                                                                                                                    (57,698,840.11)
                                                                                                                -------------------
            Ending Security Balance                                            71,844                               942,301,159.89
                                                                                                                ===================

      OTHER RELATED INFORMATION:

      Spread Account:

            Beginning Balance                                                                  25,000,000.00
            Deposits                                                                              489,502.05
            Reductions                                                                                  0.00
                                                                                          -------------------
            Ending Balance                                                                                           25,489,502,05

            Beginning Initial Deposit                                                          25,000,000.00
                  Repayments                                                                            0.00
                                                                                          -------------------
            Ending Initial Deposit                                                                                   25,000,000.00



      Modified Accounts:
            Principal Balance                                                                          0.00%                  0.00
            Scheduled Balance                                                                          0.00%                  0.00

      Servicer Advances:
            Beginning Unreimbursed Advances                                                             0.00
            New Advances                                                                          813,438.79
            Advances Reimbursed                                                                  (263,481.41)
                                                                                           -------------------
            Ending Unreimbursed Advances                                                                                549,956.98

      Holding Account:
            Beginning Balance                                                                           0.00
            Funds Deposited                                                                       729,632.66
            Withdrawal to Collection Account                                                     (168,885.41)
                                                                                           -------------------
            Ending Balance                                                                                              560,747.25

      Net Charge-Off Data:                                         # of loans
            Charge-Offs                                                            55             330,022.29
            Recoveries                                                            (21)            (51,180.25)
                                                                                           -------------------
            Net Charge-Offs                                                        34                                   278,842.04

      Delinquencies (P&I):                                         # of loans
            30-59 Days                                                            843           8,559,217.64
            60-89 Days                                                            141           1,687,714.16
            90-119 Days                                                             1               2,828.23
            120 days and over                                                       0                   0.00

      Repossessions                                                                20             150,157.99

      Contracts Repurchased (pursuant to Sect. 3.02, 4.07,
      or 9.01 of the Sale and Servicing Agreement)                                  0                                         0.00


      Charge-Off Percentage                                                                                                  1.03%
      Delinquency Percentage                                                                                                 0.11%

      WAC                                                                                                                 14.7580%
      WAM                                                                                                                   59,417


===================================================================================================================================


                        WFS FINANCIAL 2001-A OWNER TRUST
                          Distribution Date Statement
                for Master Service Report Date of March 31, 2001
                    for Distribution Date of April 20, 2001



================================================================================================================================
                                        Beginning          Note Quarterly                            Total
                Original               Outstanding           Principal             Prior           Principal         Principal
               Principal                Principal          Distributable         Principal       Distributable     Distribution
   Classes      Balance                  Balance               Amount            Carryover          Amount            Amount
================================================================================================================================
     A-1        179,000,000.00       179,000,000.00        57,698,840.11           0.00         57,698,840.11     57,698,840.11

     A-2        232,000,000.00       232,000,000.00                 0.00           0.00                  0.00              0.00

     A-3        334,000,000.00       334,000,000.00                 0.00           0.00                  0.00              0.00

     A-4        255,000,000.00       255,000,000.00                 0.00           0.00                  0.00              0.00

================================================================================================================================

    TOTAL     1,000,000,000.00     1,000,000,000.00        57,698,840.11            0.00         57,698,840.11     57,698,840.11

================================================================================================================================



================================================================================
                                      Remaining                   Total
                   Current           Outstanding                Principal
                  Principal           Principal               and Interest
   Classes        Carryover            Balance                Distribution
================================================================================


     A-1              0.00          121,301,159.89             59,835,683.69

     A-2              0.00          232,000,000.00              2,774,720.00

     A-3              0.00          334,000,000.00              3,994,326.88

     A-4              0.00          255,000,000.00              3,076,831.77
================================================================================

    TOTAL             0.00          942,301,159.89             69,681,562.34

================================================================================



===============================================================================================================================
                                      Note Quarterly                               Total
                                         Interest              Prior             Interest          Interest           Current
    Note            Interest          Distributable           Interest         Distributable     Distribution        Interest
   Classes            Rate                Amount             Carryover            Amount            Amount           Carryover
===============================================================================================================================
     A-1             5.58125%         2,138,843.58                 0.00          2,136,843.58      2,136,843.58          0.00

     A-2             5.52000%         2,774,720.00                 0.00          2,774,720.00      3,589,560.00          0.00

     A-3             5.59125%         3,994,326.88                 0.00          3,994,326.88      5,224,950.00          0.00

     A-4             5.64125%         3,078,831.77                 0.00          3,076,831.77      3,076,831.77          0.00



===============================================================================================================================

    TOTAL                          15,395,400.67                 0.00         15,395,400.67     15,395,400.67          0.00

===============================================================================================================================


==============================================================================

                                      Deficiency                  Policy
    Note                                Claim                     Claim
   Classes                              Amount                    Amount
==============================================================================
     A-1                                 0.00                      0.00

     A-2                                 0.00                      0.00

     A-3                                 0.00                      0.00

     A-4                                 0.00                      0.00

                                    ==========================================

                                        0.00                      0.00
                                    ==========================================

                                    ==========================================

                                      Note Percentage          100.000000%

                                    Certificate Percentage       0.000000%

                                    ==========================================


                        WFS FINANCIAL 2001-A OWNER TRUST
                          Distribution Date Statement
                for Master Service Report Date of March 31, 2001
                    for Distribution Date of April 20, 2001


                             Officer's Certificate
                for Master Service Report Date of March 31, 2001
                    for Distribution Date of April 20, 2001

================================================================================



                      Detailed Reporting

                                 See Schedule F




     WFS Financial Inc, as Master Servicer, certifies that all computations presented reflect accurate information as of March 31, 2001 and were performed in conformity with the Sale and Servicing Agreement dated February 1, 2001.







                                   /s/ MARK OLSON
                                   ------------------------------------------
                                   Mark Olson
                                   Senior Vice President
                                   Controller



                                   /s/ SUSAN TYNER
                                   ------------------------------------------
                                   Susan Tyner
                                   Vice President
                                   Assistant Controller